Project Assets	12 Months Ended
Dec. 31, 2016
Project Assets
Project Assets

6.Project Assets

As of December 31, 2016, project assets, current and non-current, mainly consist of the SEF development across U.S.A., United Kingdom, Japan and the PRC, with the amount of $41,300 (2015: $41,326), $1,054 (2015: $9,193), $5,496 (2015: $21,132) and $9,879 (2015: $24,075) respectively.

Project assets consist of the following:

	December 31,	December 31,
	2016	2015
Under development-Company as project owner	$48,605	$72,405
Under development-Company expected to be project owner upon the completion of construction*	9,124	23,321

Total project assets	57,729	95,726
Current, net of impairment loss	$27,980	$35,355
Noncurrent	$29,749	$60,371

* All of the projects costs under this category were recorded as project assets, noncurrent.

Project assets under development-Company as project owner are primarily related to the following major projects:

Solar Mountain Creek Parent LLC

The carrying amount of this project amounted to $16,854 and $17,239, net of impairment of $3,480 and $3,084 as of December 31, 2016 and 2015 respectively.

Pursuant to a letter of intent dated November 10, 2014 and a sales agreement dated December 31, 2014, the Group agreed to sell the PV solar systems of this project upon its completion of construction at a consideration of $17,864. Consideration of $14, 291 has been received as a guarantee. In July 2015, the Group entered into a supplemental agreement to compensate the buyer up to $625 for the delay of final completion. The compensation would be deducted from the consideration. Management assessed the recoverable amounts of this project asset and as a result the carrying amount of this project asset was written down to the recoverable amount of $16,854 and $17,239 as of December 31, 2016 and 2015, respectively. The estimate of recoverable amount of this project asset was based on asset’s fair value less costs of disposal, and the fair value was determined by reference to the quoted price from buyer. The Group accounted for this sales transaction using the deposit method under ASC 360-20, Real Estate Accounting, and did not recognize any revenue and profit for this sales transaction for the years ended December 31, 2016 and 2015 as certain closing conditions as specified in the sales agreement had not been met.

RE Capital Projects

In April 2015, the Group entered into an interest purchase agreement with RE Capital Pte. Ltd. to acquire its 100% membership interests in certain PV project companies in Japan (“RE Capital companies”) at a consideration of $8,800 consisting of $3,300 cash and $5,500 worth of the Company’s ordinary shares. RE Capital companies’ total assets and liabilities only included land and pre-contract cost related to solar projects of 52MWs in total. Additionally, RE Capital companies had not entered into any power generation contracts with any utility companies. As a result, management concluded that such acquisition did not meet the definition of business combination as the primary inputs (the solar plant, which had yet to be constructed) were not available on the acquisition date. In 2015, the Group paid $2,640 in cash and transferred $5,500 worth of the Company’s common stock for this transaction. The cash paid and fair value of the issued shares portion amounted to $8,092 in total had been recognized as project asset as of December 31, 2015.  During the year ended December 31, 2016, certain closing conditions for the acquisition were not met and the acquisition was not proceeded. On April 28, 2017, both parties eventually reached a termination agreement, pursuant to which, the common stock transferred to RE Capital Pte. Ltd. shall be returned to the Group. Also, both parties has reached mutual understanding that the cash portion already paid by the Group would not be refunded. As a result of the termination of the acquisition in 2016, the costs incurred of $8,334 in total (including the cash portion and the shares portion) were written down to the recovered amount of $370 as of December 31, 2016 based on the agreed termination terms, which was reclassified to prepaid expenses and other current assets on the consolidated balance sheet as of December 31, 2016.

Sukagawa Project

In 2014, the Group acquired certain solar PV assets, primarily including land title and pre-contract costs relating to a solar PV system of 25MW in Japan. In 2015, the Group changed its development strategy and agreed to sell these assets before further development to a third party pursuant to a sales agreement. The sales had not been consummated as of December 31, 2016 as certain closing conditions set forth in the sales agreement cannot be met. The Group assessed their recoverable amounts and as a result the carrying amount of this project asset was written down to the recoverable amount of $nil and $4,989 as of December 31, 2016 and 2015, respectively.

Calwaii Projects

The carrying amount of the Calwaii projects amounted to $24,446 and $24,086 as of December 31, 2016 and 2015 respectively.

In 2014, the Group acquired solar PV assets, primarily including land use right and pre-contract costs relating to 40 solar PV systems owned by Calwaii Power Holdings, LLC (“Calwaii”). During the year ended December 31, 2015, sales of four solar PV systems were consummated. The management expected that sales of nine out of the remaining 36 PV solar systems of Calwaii’s project would be consummated before December 31, 2017, and the sales of the remaining 27 PV solar systems would not be consummated before December 31, 2017. As of December 31, 2016 the group recorded the carrying amount of these projects of $8,078 as Project asset, current, and $16,368 as Project assets, noncurrent.

Other Projects

In addition to the above significant projects, the Group’s project assets consists of a number of individually insignificant projects of $7,305 in aggregate as of December 31, 2016, of which nil of project assets were under construction, $755 of project assets had been completed for construction and $6,550 of project assets (consisted of permits and other pre-development costs) without major construction work being commenced.

During the year ended December 31, 2016, the Group recognized sales revenue for the following projects:

Projects in Japan

In 2016, the Group entered into three sales agreements to sell three solar projects, Tsukuba project, Takashima project and Bando Nishiura project at consideration of $329 (equivalent to JPY35,851), $4,406 (equivalent to JPY481,000) and $7,618 (equivalent to JPY831,600), respectively, with a total capacity of 3.4 MW. The Group accounted for the sales transaction using full accrual method under ASC 360-20, Real Estate Accounting. As of December 31, 2016, all closing conditions specified in the sales agreement had been met. Accordingly, the Group recognized revenue and costs for the three solar projects of $12,353 and $11,828, respectively during the year ended December 31, 2016.

Projects in United States

In April 2016, the Group acquired solar PV assets, primarily including land title and pre-contract costs relating to a solar PV project of 0.7 MW owned by Kings Rooftop PV, LLC, in California. In August 2016, the Group entered into a sales agreement to transfer the grid-connected solar project at a consideration of $2,075. The Group accounted for this sales transaction using full accrual method under ASC 360-20, Real Estate Accounting. In September 2016, all closing conditions specified in the agreement had been met and the Group recognized revenue and cost for this solar project of $2,075 and $1,755, respectively during the year ended December 31, 2016.

Project assets under development-Company expected to be project owner upon the completion of construction are primarily related to the following major projects:

In 2014, 2015 and 2016, the Group entered into several EPC contracts with third-party projects owners under arrangements pursuant to which there was mutual understanding between the Group and the respective project owners that the title and ownership of the PV solar power systems would be transferred to the Group upon the completion of construction and grid connection of the PV systems under the EPC contracts by the Group. The PV solar systems were pledged to the Group, as part of the EPC contract terms, to secure the expected title transfer upon grid connection. The Group had entered into pre-acquisition agreements with each of the project owners to secure the future transfer of the titles and ownerships upon the completion of construction and grid connection of the related PV systems.

Unlike other EPC contracts which are accounted for in accordance with ASC 605, no revenue is recognized for these contracts as no revenue is expected to be realized or earned from the contracts, which were signed to facilitate the construction of the related solar PV systems by the Group and to secure the Group’s financial interests in these projects through the pledge of the related solar PV systems. Given the substance of the transactions, the mutual understanding reached between the Group and the third-party project owners and the remote possibility of not obtaining the legal title upon grid connection, the Group accounts for these projects as owned and record the costs incurred under Project assets on the consolidated balance sheets. Based on the Group’s intention to sell or hold for own use, the projects costs incurred for these contracts are presented as operating activities or investing activities respectively in the consolidated statements of cash flows.

In 2016, the Group has obtained the ownership of two grid-connected project and reclassified the related project asset costs incurred of $8,899 to Property, plant and equipment in the consolidated balance sheet.

The Group has suffered significant recurring losses from operations and operating cash outflows. The Group has incurred a net loss of $220,968 and had operating cash outflow of $47,030 during the year ended December 31, 2016. As of December 31, 2016, the Group had accumulated deficit of $466,764. Working capital (current assets less current liabilities) levels have decreased significantly from negative $79,982 at December 31, 2015 to negative $176,195 at December 31, 2016.

As of December 31, 2016, the convertible bonds were overdue for repayment (See Note 18).

Further, since April 2017 the Company has defaulted repayment for significant amounts of borrowing raised from individual investors through the on-line platform. On May 9, 2017, the Group announced on its on-line platform www.solarbao.com, that it had defaulted the repayment of principal repayments and interest payments of approximately $32,017 (RMB 222 million) in the aggregate as of the announcement date that were due to the individual investors and committed to repay such overdue balances including interests by October 11, 2017. The Group did not make full payment of the overdue balances by such date. Further, the Group continued to default repayment of certain borrowings from individual investors that were due for repayment after May 9, 2017. On October 12, 2017, the Group made a further announcement on www.solarbao.com that up to October 11, 2017, principal amounts and interests of approximately $89,433 (RMB 621 million) in the aggregate were overdue.

These and other factors disclosed in these financial statements raise substantial doubt as to the Company’s ability to continue as a going concern. Management believes that it has developed a liquidity plan, as summarized below, that, if executed successfully, will provide sufficient liquidity to meet the Company’s obligations for a reasonable period of time.

During the years ended December 31, 2016, 2015 and 2014, impairment losses of $13,844, $10,853 and $nil were recorded for project assets expected to be held and use, primarily due to the delay of construction and grid connection as compared to management’s expectation.

During the year ended December 31, 2016, no project was transferred from Project assets, non-current to Property, plant and equipment.